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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2003

Mesa Offshore Trust
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-8432 (Commission File Number)	76-6004065 (I.R.S. Employer Identification No.)
JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas (Address of principal executive offices)		78701 (Zip Code)

Registrant's Telephone Number, including area code: (512) 479-2562

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        99.1 Mesa Offshore Trust Press Release dated June 24, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF ROYALTY INCOME AND INCOME DISTRIBUTION.

        Attached as Exhibit 99.1 is a copy of a press release, dated June 24, 2003, announcing Mesa Offshore Trust's royalty income, income distribution and trust expenses for the month of June 2003.

        In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESA OFFSHORE TRUST
By: JPMorgan Chase Bank, as Trustee
By:	/s/ MIKE ULRICH Mike Ulrich Vice President and Trust Officer

Date: June 24, 2003

Exhibit Index

Exhibit Number	Description
99.1	Mesa Offshore Trust Press Release dated June 24, 2003.

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SIGNATURES